Management Discussion and Analysis

September 25, 2002


Dear Fellow Shareholder:

Given the course of events over this past year, I'll first review the opening comments from last year's annual report. The president's letter dated September 25, 2001 began as follows:

     "Thank goodness it's over!! The Signature Fund's 2001 fiscal year, which ended on August 31, presented extraordinary challenges. It was a year stock investors could run, and many did. But there were woefully few places to hide."

In many ways the past year has been even more demanding and challenging for investors than the one preceding it. Financial markets were first roiled by terrorism and economic weakness. Just as the immediacy of these concerns began to abate, accounting scandals jumped onto the scene and assumed front page news. These events - economy, terrorism, and scandals - continue to dominate the headlines and plague the markets.

Besides a generally disheartening news environment, the financial markets were beset with other problems. Corporate profits, for example, have yet to show signs of recovery, and capital investment, including tech spending, remains below normal.

Given developments, it's not surprising that investors have lost money this past year, but considering everything, it could have been a lot worse. During the 12 months ending August 31, the U.S. stock market, as measured by the Wilshire 5000, dropped 16.6%. According to MSCI, Europe was off by a similar amount, or down 15.7%. The Pacific region, off 12.1%, suffered the least.

The Signature Fund, with its 2.3% loss, fared far better than most stock averages. Even a small loss is unpleasant. Nonetheless, I'm grateful that the fund has avoided much of the damage delivered by this stock market bear.

The fund earned its relative performance advantage primarily because of two factors. First, the fund was defensively positioned according to the dictates of the Market Meter. Stock investments, for example, have comprised only about 50% of fund assets during most of this past year. This fact alone, though, doesn't account for the large performance disparity in the fund's favor. Fund losses were further mitigated because of the above-average performance of its stock portfolio. (The fund's stock portfolio lost 7.5% over this past fiscal year versus the market's 16.6% decline described above.)

-------------------------------- --------------- ------------ ------------
                                     Since        Calendar       Since
                                  Jan. 1, 2000    Year 2002   Inception*
-------------------------------- --------------- ------------ ------------

Lindbergh Signature Fund             -7.8%           -4.8%       -5.6%
S&P 500                             -15.1%          -19.4%       -9.3%
Wilshire 5000                       -15.0%          -18.4%       -8.7%
Russell 2000                         -7.9%          -19.3%       -1.7%
NASDAQ                              -34.5%          -32.6%      -22.3%
-------------------------------- --------------- ------------ ------------

*Fund inception  - October 1,
1999
-------------------------------- --------------- ------------ ------------

That's a brief summary of returns, and events driving returns, over this past fiscal year, but what about the fund's longer term record?

Since the beginning of January 2000, when the fund was opened to outside shareholders, the fund's annualized loss has averaged 7.8% (see table). By comparison, the S&P 500's losses were 15.1% over the same period. (Please note, returns shown above for periods exceeding one year, are average-annual rates of return.)

The fund's relative performance advantage vis-a-vis the S&P 500 is not as great when measured from its "Since Inception" date (October 1, 1999) as it is over the period beginning January 1, 2000. While the fund's seed capital was in place and its registration statement became effective on October 1, 1999, the fund was not ready for outside shareholders. During the fall of 1999, the fund, in fact, had only one shareholder, a co-owner of Lindbergh Capital Management, the fund's advisor. Thus, the fund was mostly in cash just as technology stocks began their parabolic blowoff. Be that as it may, the returns of this period have been treated as part of the fund's permanent track record. Most importantly, though, no single outside shareholder was penalized for this period of underperformance.

As we look ahead, it's clear that the stock market is succeeding in its efforts to confuse and confound most investors. At least from my perspective, it seems investment pros, in general, have been too slow to recognize that we're in a new environment. As a result, they keep relying on the old rule book when plotting investment strategies.

But in this - the post-bubble era - the old rule book isn't working very well. The first warning signs of this problem occurred when stock prices continued to fall even as the Federal Reserve was aggressively cutting interest rates. To my knowledge, there are only two modern examples in which stock markets failed to respond positively to falling interest rates - the U.S. market in the aftermath of 1929, and Japan's market following its 1990 peak.

Plunging stock prices in the face of declining interest rates provided the first in a series of loud and clear wake-up calls to investors that something was amiss - perhaps we were in for something more dire than a plain-vanilla bear market.

While most investors ignored or failed to recognize these early signs of a possible debacle, I took the wake-up calls to heart. I first expressed my concerns in a client letter dated March 15, 2001. Here's an excerpt:

     "There's a growing possibility that we may not be dealing with a "normal" bear market. Instead, this could be the kind of bear that only comes out of the woods every 30-40 years. If so, such a rampaging bear would extract disastrous losses from all those who stood in its path. At this point, I don't think this is the most likely outcome, but it is a growing possibility - about a 1 in 3 chance would be my guess. But the mere fact that it is becoming a growing possibility means that it should now be reflected in our game plan."

I've provided this background because it has been my modus operandi since that March 2001 letter - to hope for the best, but be prepared for the worst. And as events have unfolded, I've regularly expressed more skepticism than hope that this bear market is finished with its task. With hindsight, it's clear that the concerns described in my Mach 2001 client letter have been realized. This stock market downturn, for instance, is easily the worst in a generation, and it may not be over.

Given this perspective, what are the potential risks and rewards in the fiscal year ahead? Let's begin with hope - I hope this bear market is about over. I'm ready for an environment that's fertile for making money. I'm tired of sending out letters, including this one, explaining losses even if they're well-below average.

Despite a few missteps early on, considering everything, I'm pleased with the fund's performance. That, though, is not the point. I'm tired of playing defense. I don't want to send out another annual report saying "Thank goodness this year's over. . . " I, therefore, fervently hope that this bear market will soon complete its task.

But is such hope realistic or simply wishful thinking? For some insights, let's start with the Market Meter - it shows no signs of improvement. Until it gives a BUY signal, a new bull market is most unlikely. As a result, the fund itself remains defensively positioned with a net stock market exposure of around 40% of fund assets.

Until the Market Meter gives the all clear signal, I can only make educated guesses as to how, or when, this bear market will end. Here, though, is one positive sign: As I'm writing this letter, the stock averages are in the process of testing their late July lows. IF this test is successful, it greatly increases the likelihood that the bear market is over.

As much as I want this bear market to end, historical precedents suggest that the retest of July's stock market lows will not be successful. In other words, before this bear market is over, the major stock averages will, most likely, trade somewhat below the lows set during July's panic sell off. In my last newsletter to Lindbergh clients, I explained why the odds favor even lower prices. Here's an excerpt from page 3:

     ". . . if one measures the internal dynamics of the stock market, we have yet to see the kind of readings that typify the end of bear markets. It will, thus, require more time and price weakness before these measures can herald the onset of a new bull market. Finally, a new bull market is most unlikely until despair settles in over Wall Street."

In the event of further stock price weakness, my plan at this point in time, given the Meter's score, is to reduce the fund's stock exposure to 30% of fund assets. This positions the fund's portfolio structure very aggressive on the defensive side. This, in turn, will further limit losses in the event the current sell off carries the stock averages significantly below their late July lows (around 7700 for the Dow and 800 for the S&P 500). So while I'm hoping for the best - a successful retest - the fund remains prepared for further trouble over the near term.

Despite more immediate concerns, including the possibility of war with Iraq, many factors are falling in place for a much more positive investment climate in the upcoming year. Most importantly, investors today face an environment much less fraught with risk. Consider, for example, several years back - the stock market was clearly an accident waiting to happen. Today, however, this stock market bear has gone a long way toward excising risk and speculative froth from the system.

In addition, some powerful seasonal influences are lining up in the stock market's favor. The market, for example, performs best in the months of November through January. Even more importantly, next year is the third year of a presidential term. History shows that for stock investors, the third year is easily the most rewarding year of the four-year presidential election cycle. The last such losing year for stock investors was in 1939 in conjunction with the onset of World War II.

These and several other factors suggest that hope for an improving stock market over this coming year isn't simple wishful thinking. It is, however, important to remember that given the excesses of the last bull market, it may take even more time for the bear to clean up after the bull. So, again, I'm not going to attach a lot of credence to the old rule book in this New Era. After all, this fund's roots are in Missouri - the Show Me state. As such, I'm hopeful, but cautious. I am, likewise, flexible. When conditions are more favorable for stock investors, the fund will quickly become fully invested.

In conclusion, thanks for your patience, confidence, and support during this challenging investment period.

Yours sincerely,






Dewayne Wiggins
President, Lindbergh Funds

       Quarterly returns since funds inception, October 1, 1999

     Date        Lindbergh Fund $8,481          S&P500 Index $7,419
     09/30/99        10,000.00                       10,000.00
     11/30/99        10,296.90                       10,848.85
     02/29/00        10,437.27                       10,704.94
     05/31/00        10,621.56                       11,164.49
     08/31/00        11,306.11                       11,961.14
     11/30/00         9,707.10                       10,392.98
     02/28/01         9,283.34                        9,828.37
     05/31/01         9,420.83                        9,986.97
     08/31/01         8,683.23                        9,044.77
     11/30/01         8,598.77                        9,123.61
     02/28/02         9,018.67                        8,894.48
     05/31/02         9,212.93                        8,605.48
     08/31/02         8,481.09                        7,418.78


This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on October 1, 1999 (inception of the Fund) and held through August 31, 2002. The S&P 500 Index is an unmanaged group of stocks whose total return includes the reinvestment of any dividends and capital gain distributions, but does not reflect expenses, which have lowered the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's return represents past performance and is not a guarantee of future results.


                         Average Annual Total Return
                    For the Periods Ending August 31, 2002

                                                               Since Inception
                                     One Year                 (October 1, 1999)
Lindbergh Signature Fund              -2.34%                        -5.52%
S&P 500 Index                        -18.01%                        -9.74%

                  Quarterly returns since January 1, 2000

     Date          Lindbergh Fund $8,070          S&P500 Index $6,458
     01/01/00           10,000.00                       10,000.00
     03/31/00           10,203.85                       10,229.84
     06/30/00           10,232.43                        9,958.57
     09/30/00           10,476.66                        9,862.24
     12/31/00            9,555.59                        9,091.27
     03/31/01            8,410.61                        8,013.03
     06/30/01            8,899.10                        8,482.25
     09/30/01            7,699.21                        7,237.96
     12/31/01            8,455.55                        8,011.85
     03/31/02            8,498.62                        8,033.63
     06/30/02            8,919.24                        6,957.59
     08/31/02            8,069.50                        6,457.93

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on January 1, 2000, when the Fund opened to outside shareholders, and held through August 31, 2002. The S&P 500 Index is an unmanaged group of stocks whose total return includes the reinvestment of any dividends and capital gain distributions, but does not reflect expenses, which have lowered the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's return represents past performance and is not a guarantee of future results.

Schedule of Investments - August 31, 2002

COMMON STOCKS - 56.7%
   Number of Shares                                                                          Market Value

                        Accident & Health Insurance - 0.0%
         7,000          Conseco, Inc.*                                                           $      945
                                                                                            ----------------

                        Apparel & Other Finished Products Of Fabrics & Similar Material - 2.1%
         6,875          Oshkosh B'Gosh, Inc. - Class A*                                             216,631
                                                                                            ----------------

                        Beverages - 2.0%
         7,200          Constellation Brands, Inc. - Class A*                                       204,552
                                                                                            ----------------

                        Functions Related to Depository Banking - 1.8%
         9,220          Concord EFS, Inc.*                                                          188,180
                                                                                            ----------------

                        Heavy Construction Other Than Building Const - Contractors - 1.7%
         5,200          Jacobs Engineering Group, Inc.*                                             175,552
                                                                                            ----------------

                        Hospital & Medical Service Plans - 4.2%
         7,110          Coventry Health Care, Inc.*                                                 221,974
         2,390          UnitedHealth Group, Inc.                                                    211,156
                                                                                            ----------------
                                                                                                    433,130
                                                                                            ----------------

                        Misc Industrial & Commercial Machinery & Equipment - 2.1%
         6,620          Moog, Inc. - Class A*                                                       211,045
                                                                                            ----------------

                        Miscellaneous Food Preparations & Kindred Products - 1.8%
         5,000          American Italian Pasta Co.*                                                 185,400
                                                                                            ----------------

                        Operative Builders - 2.0%
         4,300          Pulte Homes Corp.*                                                          205,282
                                                                                            ----------------

                        Paperboard Containers & Boxes - 1.5%
         9,630          Rock-Tenn Co. - Class A                                                     156,969
                                                                                            ----------------

                        Real Estate Investment Trusts - 2.1%
         6,770          Kimco Realty Corp.                                                          214,948
                                                                                            ----------------

                        Retail - Eating Places - 5.9%
         8,100          Applebee's International, Inc.                                              179,901
         7,580          Brinker International, Inc*                                                 210,118
         9,480          Sonic Corp.*                                                                222,306
                                                                                            ----------------
                                                                                                    612,325
                                                                                            ----------------

See accompanying notes which are an integral part of the financial statements.


Schedule of Investments - August 31, 2002


                        Retail - Family Clothing Stores - 2.4%
         6,830          Ross Stores, Inc.                                                         $ 246,631
                                                                                            ----------------

                        Retail - Retail Stores - 1.9%
         4,050          Alberto Culver Co. - Class B                                                199,503
                                                                                            ----------------

        16,500          Retail - Women's Clothing Stores - 2.8%
                        Chico's Fashions, Inc.*                                                     289,410
                                                                                            ----------------

                        Services - Health Services - 2.9%
         3,980          Wellpoint Health Network, Inc.*                                             295,993
                                                                                            ----------------

                        Services - Nursing & Personal Care Facilities - 1.5%
         6,250          Sunrise Assisted Living, Inc.*                                              158,750
                                                                                            ----------------

                        Services - Personal Services - 4.5%
         4,900          H & R Block, Inc.                                                           239,610
         8,670          Regis Corp.                                                                 221,605
                                                                                            ----------------
                                                                                                    461,215
                                                                                            ----------------

                        State Commercial Bank - 6.2%
         8,000          Pacific Capital Bancorp                                                     213,840
         6,120          Popular, Inc.                                                               213,037
         4,940          Commerce Bancshares, Inc.                                                   212,173
                                                                                            ----------------
                                                                                                    639,050
                                                                                            ----------------

                        Surgical & Medical Instruments & Apparatus - 3.0%
         6,400          Teleflex, Inc.                                                              309,568
                                                                                            ----------------

                        Trucking (No Local) - 2.2%
        12,252          Heartland Express, Inc.*                                                    225,437
                                                                                            ----------------

                        Wholesale - Medical, Dental & Hospital Equipment & Supplies - 2.1%
         4,400          Patterson Dental Co.*                                                       209,880
                                                                                            ----------------

TOTAL COMMON STOCKS (Cost $5,619,087)                                                             5,840,396
                                                                                            ----------------

See accompanying notes which are an integral part of the financial statements.


Schedule of Investments - August 31, 2002


SHORT-TERM INVESTMENTS - 43.7%
    Pricipal Amount                                                                          Market Value
                        U.S. Treasury & Agency Obligations - 16.5%
       1,700,000        U.S. Treasury Bill, 10/31/02 (Cost $1,694,399) (a)                        1,695,509
                                                                                            ----------------

                        Money Market Securities - 27.2%
       2,798,627        Money Market Fiduciary, 0.396%, (Cost $2,798,627) (b)                     2,798,627
                                                                                            ----------------

TOTAL INVESTMENTS (Cost $10,112,113) - 100.4%                                                    10,334,532
                                                                                            ----------------
Liabilities in excess of other assets - (0.4%)                                                      (38,933)
                                                                                            ----------------
TOTAL NET ASSETS - 100.0%                                                                      $ 10,295,599
                                                                                            ----------------

* Non-Income Producing
(a) Securities segregated as initial margin for open futures contracts are $500,000 of the total $1,700,000 investment.
(b) Variable rate security; the coupon rate shown represents the rate at August 31, 2002.


See accompanying notes which are an integral part of the financial statements.

Statement of Assets & Liabilities
August 31, 2002

ASSETS
                                                                                                Amount

        Investments in securities, at value (cost $10,112,113)                                   $ 10,334,532
        Interest receivable                                                                               630
        Dividends receivable                                                                            1,737
        Prepaid expenses                                                                                  754
                                                                                         ---------------------
             Total assets                                                                          10,337,653
                                                                                         ---------------------

LIABILITIES
                                                                                                Amount

        Variation margin on futures contracts                                                         $ 7,125
        Due to advisor                                                                                  2,787
        Other payables and accrued expenses                                                            32,142
                                                                                         ---------------------
             Total liabilities                                                                         42,054
                                                                                         ---------------------

        Net Assets                                                                               $ 10,295,599
                                                                                         =====================

SOURCES OF NET ASSETS
                                                                                                Amount

        Net Assets consist of:
        Paid in capital                                                                            13,982,519
        Accumulated net investment income (loss)                                                     (108,018)
        Accumulated net realized loss on investments                                               (3,831,528)
        Net unrealized appreciation (depreciation) on:
          Investments                                                                                 222,419
          Futures contracts                                                                            30,207
                                                                                         ---------------------

        Net Assets                                                                               $ 10,295,599
                                                                                         =====================

        Shares of capital stock outstanding (no par value, unlimited shares authorized)               134,709

        Net asset value, offering and redemption price per share ($10,295,599 / 134,709)              $ 76.43
                                                                                         =====================



        See accompanying notes which are an integral part of the financial statements.

Statement of Operations
  - for the year ended August 31, 2002

INVESTMENT INCOME
                                                                                                 Amount
        Dividend income                                                                            $ 87,425
        Interest income                                                                              34,481
                                                                                            ----------------
        Total Income                                                                                121,906
                                                                                            ----------------

EXPENSES
                                                                                                 Amount

        Investment advisor fee (Note 3)                                                              85,220
        Transfer agent expenses                                                                      20,283
        Legal expenses                                                                               18,500
        Administration expenses                                                                      18,000
        Fund accounting expenses                                                                     18,000
        Auditing expenses                                                                            10,500
        Custodian expenses                                                                            7,000
        Trustee expenses                                                                              7,000
        Printing expenses                                                                             4,000
        Registration expenses                                                                         3,429
        Miscellaneous expenses                                                                        2,044
        Insurance expenses                                                                            1,313
                                                                                            ----------------
        Total expenses before waived & reimbursed expenses                                          195,289
        Expenses waived & reimbursed by Adviser (Note 3)                                           (109,919)
                                                                                            ----------------
        Total operating expenses                                                                     85,370
                                                                                            ----------------
        Net Investment Income (Loss)                                                                 36,536
                                                                                            ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
                                                                                                 Amount

        Net realized gain (loss) on:
          Investment securities                                                                     (72,390)
          Futures contracts                                                                        (268,350)
        Change in net unrealized appreciation (depreciation) on:
          Investment securities                                                                     (29,092)
          Futures contracts                                                                          90,704
                                                                                            ----------------
        Net gain (loss) on investment securities                                                   (279,128)
                                                                                            ----------------
        Net increase (decrease) in net assets resulting from operations                          $ (242,592)
                                                                                            ================


See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS

                                                                         Year ended            Year ended
                                                                       August 31, 2002       August 31, 2001
                                                                     -------------------   -------------------

       Operations:
          Net investment income (loss)                                        $ 36,536              $ 229,906
          Net realized gain (loss) on investment securities                   (340,740)            (3,435,240)
          Change in net unrealized appreciation (depreciation)                  61,612               (524,048)
                                                                      -----------------     ------------------
          Increase (decrease) in net assets resulting from operations         (242,592)            (3,729,382)
                                                                      -----------------     ------------------

       Distributions to shareholders:
          From net investment income                                          (230,003)              (472,926)
          From net realized gain                                                     -               (437,995)
                                                                      -----------------     ------------------
         Total distributions                                                  (230,003)              (910,921)
                                                                      -----------------     ------------------

       Share Transactions:
          Net proceeds from sale of shares                                     240,912              1,203,164
          Shares issued in reinvestment                                        230,003                910,921
          Shares redeemed                                                   (2,630,922)               (27,253)
                                                                      -----------------     ------------------
          Net increase (decrease) in net assets resulting
            from share transactions                                         (2,160,007)             2,086,832
                                                                      -----------------     ------------------
       Total increase (decrease) in net assets                              (2,632,602)            (2,553,471)
                                                                      -----------------     ------------------

       Net Assets:
          Beginning of period                                               12,928,201             15,481,672
                                                                      -----------------     ------------------
          End of period [including accumulated undistributed
            net investment income (loss) of $36,536 and
            $229,906, respectively]                                       $ 10,295,599           $ 12,928,201
                                                                      =================     ==================

       Transactions in Fund Shares:
       Shares sold                                                               3,025                 13,171
       Shares reinvested                                                         2,896                 10,068
       Shares redeemed                                                         (33,373)                  (288)
                                                                      -----------------     ------------------
       Net increase (decrease) in number of shares outstanding                 (27,452)                22,950
                                                                      =================     ==================

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

                                                                                                         Period Ended
                                                                   Year ended           Year ended        August 31,
                                                                August 31, 2002       August 31, 2001      2000 (a)
                                                                  -------------       --------------    ---------------
        Selected Per Share Data:
        Net asset value, beginning of period                           $ 79.72             $ 111.21           $ 100.00
                                                                  -------------        -------------    ---------------
        Income from investment operations
           Net investment income                                          0.26                 1.52               4.18
           Net realized and unrealized gain (loss)                       (2.07)              (28.05)              8.75
                                                                  -------------        -------------    ---------------
        Total from investment operations                                 (1.81)              (26.53)             12.93
                                                                  -------------        -------------    ---------------
        Less Distributions:
           From net investment income                                    (1.48)               (3.26)             (1.71)
           From net realized gain                                         0.00                (1.70)             (0.01)
                                                                  -------------        -------------    ---------------
        Total distributions                                              (1.48)               (4.96)             (1.72)
                                                                  -------------        -------------    ---------------

        Net asset value, end of period                                 $ 76.43              $ 79.72           $ 111.21
                                                                  =============        =============    ===============

        Total Return                                                     (2.34)%             (23.28)%           13.07% (b)

        Ratios and Supplemental Data:
        Net assets, end of period (000)                               $ 10,296             $ 12,928           $ 15,482
        Ratio of expenses to average net assets                          0.75%                0.75%              0.75% (c)
        Ratio of expenses to average net assets
           before waiver & reimbursement                                 1.72%                1.57%              2.00% (c)
        Ratio of net investment income to
           average net assets                                            0.32%                1.66%              4.33% (c)
        Ratio of net investment income to
           average net assets before waiver & reimbursement              (0.65)%              0.85%              3.08% (c)
        Portfolio turnover rate                                         63.69%               62.79%              5.38% (c)

(a) For the period October 1, 1999 (effetive date of registration) to August 31, 2000.
(b) For periods of less than one full year, total returns are not annualized.
(c) Annualized.


See accompanying notes which are an integral part of the financial statements.

Lindbergh Signature Fund
Notes to the Financial Statements
August 31, 2002

Note 1 - General

The Lindbergh Signature Fund (the "Fund") is organized as a non-diversified series of Lindbergh Funds, a Massachusetts business trust (the "Trust"), pursuant to a trust agreement dated June 16, 1999. The Lindbergh Signature Fund's primary objective is to increase the value of your investment over the long-term through capital appreciation and earned income. Capital preservation is an important but secondary objective. The Fund seeks to achieve this objective by investing in common stocks, bonds and money market instruments in proportions consistent with their expected returns and risk as assessed by the Fund's adviser, Lindbergh Capital Management, Inc. (the "Adviser"). In evaluating potential risk and return tradeoffs, the Adviser reviews general macro-economic conditions, Federal Reserve policy and employs various analytical models.

When, in the Adviser's judgment, conditions are favorable for stock investments, the fund will normally be fully invested in commons stocks. If however, in the Adviser's view, stock market conditions are less favorable for investors, all or a portion of the fund assets will be shifted out of stocks and into such fixed income investments as bonds and cash. The Fund is permitted to be 100% invested in any one of the three asset classes - stocks, bonds, or cash. The trust agreement permits the Board of Trustees (the "Board") to issue and unlimited number of shares of beneficial interest of separate series without par value. The Fund is currently the only series of funds currently authorized by the Board.


Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A)  Portfolio Valuations

Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. Securities are valued as determined in good faith under the general supervision of the Board of Trustees when: market quotations are not readily available; the Adviser determines that the last bid price does not accurately reflect the current value; or restricted securities are being valued.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund's adviser believes such prices accurately reflect the fair market value of such services. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith under the general supervision of the Board of Trustees. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Lindbergh Signature Fund
Notes to the Financial Statements
August 31, 2002 - continued

Note 2 - Significant Accounting Policies - (continued)

F)       Futures Contracts

The Fund uses index futures contracts, when appropriate, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The Fund will not effect a futures or options transaction if the aggregate value of the Fund's securities subject to outstanding futures and options would exceed 100% of the Fund's total assets. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, the possibility of an illiquid market, or that the counterparty will fail to perform its obligation.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

C)  Portfolio Transactions and Related Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

D)  Dividends and Distributions to Shareholders

The Fund intends to comply with federal tax rules regarding the distribution of substantially all of its net investment income as dividends to its shareholders on an annual basis, and to distribute its net long-term capital gains and its short-term capital gains at least once a year. However, to the extent that net realized gains of the Fund could be reduced by any capital loss carryovers, such gains will not be distributed.

E)  Federal Income Taxes

The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Lindbergh Signature Fund
Notes to the Financial Statements
August 31, 2002 - continued

Note 2 - Significant Accounting Policies - (continued)
F)       Other

Generally accepted accounting principles require that permanent financial reporting/tax differences relating to shareholder distributions be reclassified to paid-in capital.

G)  Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 - Agreements and Other Transactions with Affiliates

The Fund retains Lindbergh Capital Management, Inc., (the "Adviser") to manage the Fund's investments. The Adviser will be paid an advisory fee equal to 0.75% of the average annual net assets of the Fund. Actual total expenses, including advisory fees, will not exceed 0.75% because the Adviser's contract with the Fund requires it to reimburse fund expenses to maintain total annual fund operating expenses at 0.75% through August 31, 2002, and to inform the Fund prior to that date, if the commitment is to continue. For the year ended August 31, 2002, the Adviser earned fees of $85,220, and waived all fees earned and reimbursed expenses to the Fund of $24,699. Certain members of management of the Adviser are also members of management of the Trust.

The Fund retains Unified Financial Securities, Inc. (the "Distributor") to act as the principal distributor of the Fund's shares. The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay directly, or reimburse the Fund's Adviser and Distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. As of August 31, 2002 the distribution plan has not been activated.

Note 4 - Securities Transactions

For the year ended August 31, 2002, purchases and sales proceeds from investment securities, excluding short-term investments were as follows:

                                                 Purchases      Sales
Lindbergh Signature Fund                        $5,667,914    $9,700,432

Lindbergh Signature Fund
Notes to the Financial Statements
August 31, 2002 - continued

Note 5 - Unrealized Appreciation (Depreciation)

At August 31, 2002, the cost for federal income tax purposes is $10,112,113 and the composition of gross unrealized appreciation (depreciation) of investment securities is as follows:

                             Appreciation      Depreciation     Net Appreciation
Lindbergh Signature Fund       $519,426         $(297,007)          $222,419

At August 31, 2002,  the aggregate  settlement  value of open futures  contracts
expiring   in   September   2002  and  the   related   unrealized   appreciation
(depreciation) were:

Futures Contracts        Number of Long         Aggregate            Unrealized
                           Contracts         Settlement Value       Depreciation
NASDAQ 100 Index               5                 $471,750            $(93,315)

Futures Contracts       Number of Short         Aggregate            Unrealized
                           Contracts         Settlement Value       Appreciation
S&P 500  Index                (5)              $(1,145,125)           $123,522

Note 6 - Related Party Transactions

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under
Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2002 Charles Schwab & Co. holds 99.40% of outstanding Fund shares in an omnibus account for the benefit of others.


Note 7 - Capital Loss Carryforwards

At August 31, 2002, the Fund has capital loss carryforwards of $3,942,986 which begin to expire in 2009. The Fund also has elected to defer post-October losses totaling $130,409.

Note 8 - Distributions To Shareholders

The tax character of distributions paid during 2002 and 2001 was as follows:

                                               2002                 2001
                                         -----------------    ------------------
Distributions paid from:
  Ordinary income                        $        230,003     $         472,926
  Long-term gain                                        0               437,995
                                         -----------------    ------------------
                                         $        230,003     $         910,921
                                         -----------------    ------------------
                                         -----------------    ------------------

Lindbergh Signature Fund
Notes to the Financial Statements
August 31, 2002 - continued

Note 8 - Distributions To Shareholders - (continued)

As of August 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income (loss)                     $     (108,018)
Undistributed long-term gain (loss)                          (3,831,528)
Unrealized appreciation (depreciation)                          252,626
                                                         ---------------------
                                                          $  (3,686,920)
                                                         ---------------------
                                                         ---------------------

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and the tax deferral of post October losses.

NOTICE OF PRIVACY POLICIES AND PROCEDURES
--------------------------------------------------------------------------------
We collect non-public personal information about you from the following sources:
(i) information we receive from you on applications or other forms; and (ii) information about your transactions with us.

Our policies prohibit disclosure of non-public personal information about its present or former individual shareholders to anyone, except as permitted or required by law and except as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.

All services provided to you are through our service providers. All records containing your non-public personal information are at our service providers. These entities include our transfer agent, administrative service provider, and investment adviser. Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and, require them to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. We restrict access to non-public personal information about you to the entities described above.

MANAGEMENT OF THE TRUST

Trustees

The business affairs of the Lindbergh Funds (the "Trust") are managed by the Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also select the officers and select the Trustees to serve as audit committee members.

Trustees, together with information as to their principal business occupations during at least the last five years, are shown below. Messrs. Fitzpatrick, Levy and Weinbaum, were selected to serve as audit committee members.

            (1)                (2)             (3)                          (4)             (5)          (6)
Name, Address,             Positions Held   Term of         Principal Occupation(s)         Port-folios Other
and Age                    with Fund        Office and      During Past 5 Years             Over-seen   Director-ships
                                            Length of                                                   Held by
                                            Time Served                                                 Director
-------------------------- ---------------- --------------- ------------------------------- ---------- -------------
INTERESTED
TRUSTEES*
-------------------------- ---------------- --------------- ------------------------------- ---------- -------------
-------------------------- ---------------- --------------- ------------------------------- ---------- -------------
Dewayne L. Wiggins (53)    Trustee** and    Unlimited       President of Adviser since      One        None
5520 Telegraph Rd. #204    President        term of office  1988
St. Louis, MO  63129                        Served since
                                            June 1999
-------------------------- ---------------- --------------- ------------------------------- ---------- -------------
-------------------------- ---------------- --------------- ------------------------------- ---------- -------------
Susan Wiggins              Trustee**        Unlimited       Secretary of the Adviser        One        None
(46)                                        term of office  since 1992
2668 Cripple Creek                          Served since
St. Louis, MO  63129                        June 1999
-------------------------- ---------------- --------------- ------------------------------- ---------- -------------
-------------------------- ---------------- --------------- ------------------------------- ---------- -------------

DISINTERESTED
TRUSTEES
-------------------------- ---------------- --------------- ------------------------------- ---------- -------------
-------------------------- ---------------- --------------- ------------------------------- ---------- -------------
Brian D. Fitzpatrick (48)  Trustee          Unlimited       Associate Professor of          One        None
18135 Canterbury                            term of office  Finance, Rockhurst
Stillwell, KS  66085                        Served since    University, since 1989;
                                            June 1999       Management Assessor, Sprint,
                                                            Inc. since 1992
-------------------------- ---------------- --------------- ------------------------------- ---------- -------------
-------------------------- ---------------- --------------- ------------------------------- ---------- -------------
Roger J. Levy              Trustee          Unlimited       President, The Illtex Agency,   One        None
(63)                                        term of office  Inc. since 1994; Director and
4302B Laclede Ave.                          Served since    Chief Financial Officer of
St. Louis, MO 63108                         June 1999       Access Control Technologies,
                                                            Inc. 1990-1998; registered
                                                            representative of Park Avenue
                                                            Life of the Guardian Life
                                                            Insurance Co. to January 2002
-------------------------- ---------------- --------------- ------------------------------- ---------- -------------
-------------------------- ---------------- --------------- ------------------------------- ---------- -------------
David M. Weinbaum (53)     Trustee          Unlimited       Author since 1995; President,   One        None
1106 Kingshighway                           term of office  Melrose Properties since
Rolla, MO  65401                            Served since    1994: owner/operator of eight
                                            June 1999       McDonalds restaurants through
                                                            Davaron Corp., Aarmy Corp.
                                                            and sole proprietorships
                                                            since 1975

*  Interested Trustees as defined in the 1940 Act
**  Dewayne L. Wiggins and Susan Wiggins are husband and wife.

                                      INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Lindbergh Signature Fund:

We have audited the accompanying statement of assets and liabilities of the Lindbergh Signature Fund, including the schedule of portfolio investments, as of August 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the each of the two years and for the period from October 1, 1999 (commencement of operations) to August 31, 2000 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of August 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lindbergh Signature Fund as of August 31, 2002, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years and for the period from October 1, 1999 (commencement of operations) to August 31, 2000 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio
September 17, 2002